Exhibit 32.1 CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vibe Ventures Inc. on Form 10-Q/A No. 2 for the quarter ended July 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Hong Mei Ma, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2015

By: /s/ Hong Mei Ma

Name: Hong Mei Ma

Title: Principal Executive Officer and Principal Financial Officer

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